LORD ABBETT SERIES FUND
Mid Cap Stock Portfolio

Supplement dated September 17, 2013 to the
Summary Prospectus dated May 1, 2013

Effective October 1, 2013, the following replaces the subsection titled “Management – Portfolio Managers” on page 6 of the summary prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Jeff Diamond, Portfolio Manager	2008
Noah Petrucci, Portfolio Manager	2012

Please retain this document for your future reference.